UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: July 16, 2008

(Date of earliest event reported) July 10, 2008

NITRO PETROLEUM INCORPORATED

(Exact name of registrant as specified in its charter)

Nevada	000-50932	98-0488493
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7250 N.W. Expressway, #260 Oklahoma City, Oklahoma	73132
(Address of principal executive offices)	(Zip Code)

(405) 728-3800
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Information To Be Included in the Report

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 10, 2008, the Board of Directors of Nitro Petroleum Incorporated (the “Corporation”) adopted the Nitro Petroleum Incorporated 2008 Stock Incentive Plan (the “Plan”). The Plan will be administered by the Board of Directors, or a committee of the Board of Directors and all officers, employees, directors and individual consultants of the Corporation will be allowed to participate in the Plan. The Plan has a term of ten years. Accordingly, no grants may be made under the Plan after July 10, 2018, but the Plan will continue thereafter while previous grants remain subject to the Plan.

The aggregate number of shares of common stock available under the Plan is 2,500,000 shares. The Plan authorizes the Board of Directors to grant restricted stock award and stock options. The Board of Directors may not grant incentive stock options within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended under the Plan until such time that the Plan is approved by the Corporation’s stockholders. Until such time, the Board may only grant nonstatutory stock options (any stock option that is not an incentive stock option), and restricted stock under the Plan. All grants under the Plan will be made in the discretion of the Board of Directors. A copy of the Plan is attached hereto as Exhibit 10.1.

On July 10, 2008, the Corporation granted shares of restricted stock to the following officers and directors and in the amounts and subject to the vesting schedule set forth below:

Plan Participant	Restricted Shares Granted	Vesting Schedule

Larry Wise	1,500,000	1/3 vested on grant date 1/3 vesting on first anniversary of grant date 1/3 vesting on second anniversary of grant date

Sharon Farris	150,000	1/3 vested on grant date 1/3 vesting on first anniversary of grant date 1/3 vesting on second anniversary of grant date

James Kirby	50,000	1/3 vested on grant date 1/3 vesting on first anniversary of grant date 1/3 vesting on second anniversary of grant date

William Thomas	50,000	1/3 vested on grant date 1/3 vesting on first anniversary of grant date 1/3 vesting on second anniversary of grant date

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Gunther Weisbrich	50,000	1/3 vesting on first anniversary of grant date 1/3 vesting on second anniversary of grant date 1/3 vesting on third anniversary of grant date

A copy of the Restricted Stock Award Agreement between the Corporation and each of its officers and directors are attached hereto as Exhibits 10.2 – 10.6.

Item 9.01.  Financial Statements and Exhibits

(d)	Exhibits

10.1

Nitro Petroleum Incorporated 2008 Stock Incentive Plan (included as Exhibit 99.1 to the Corporation’s Registration Statement on Form S-8 (file no. 333-152271) filed with the Commission on July 11, 2008 and incorporated herein by reference)

10.2	Restricted Stock Award Agreement dated July 10, 2008 between the Corporation and Larry Wise

10.3	Restricted Stock Award Agreement dated July 10, 2008 between the Corporation and Sharon Farris

10.4	Restricted Stock Award Agreement dated July 10, 2008 between the Corporation and James Kirby

10.5	Restricted Stock Award Agreement dated July 10, 2008 between the Corporation and William Thomas

10.6	Restricted Stock Award Agreement dated July 10, 2008 between the Corporation and Gunther Weisbrich

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NITRO PETROLEUM INCORPORATED

By /s/ Larry Wise

Larry Wise, President and CEO

July 16, 2008

INDEX TO EXHIBITS

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Exhibit No.	Description	Method of Filing

10.1	Nitro Petroleum Incorporated 2008 Stock Incentive Plan	Incorporated herein by reference

10.2	Restricted Stock Award Agreement dated July 10, 2008 between the Corporation and Larry Wise	Filed herewith electronically

10.3	Restricted Stock Award Agreement dated July 10, 2008 between the Corporation and Sharon Farris	Filed herewith electronically

10.4	Restricted Stock Award Agreement dated July 10, 2008 between the Corporation and James Kirby	Filed herewith electronically

10.5	Restricted Stock Award Agreement dated July 10, 2008 between the Corporation and William Thomas	Filed herewith electronically

10.6	Restricted Stock Award Agreement dated July 10, 2008 between the Corporation and Gunther Weisbrich	Filed herewith electronically

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